LIMITED GUARANTEE

TO: **Canfund Ventures Corporation**
1320-885 West Georgia Street
Vancouver, BC V6C 3E8

(the "**Lender**")

IN CONSIDERATION of the Lender dealing with NAKED BRAND GROUP INC., a Nevada corporation (the "**Debtor**"), the undersigned hereby guarantees payment to the Lender, at the address indicated above, on demand, in lawful money of the United States of America, any and all indebtedness, liabilities and obligations of the Debtor to the Lender pursuant to a convertible promissory note dated October 4, 2013 granted by the Debtor in favour of the Lender (collectively, the "**Indebtedness**").

The liability of the Guarantor is limited to the Indebtedness.

THE UNDERSIGNED hereby agrees with the Lender as follows:

1. In this guarantee, the word "Guarantor" shall mean the undersigned.

2. This guarantee shall be a continuing guarantee of all Indebtedness and shall apply to and secure any ultimate balance due or remaining unpaid to the Lender provided that this guarantee of Indebtedness shall be strictly limited to the proceeds of the sale of shares of common stock of the Debtor owned by the Guarantor and sold pursuant to the Pledge and Control Agreement, dated as of October 4, 2013, between the Debtor, the Lender and the Issuer.

3. The Lender shall not be bound to exhaust its recourse against the Debtor or others or any security or other guarantees before being entitled to payment from the Guarantor of the Indebtedness and it shall not be obliged to deliver its security before its whole claim has been paid.

4. The Guarantor's liability to make payment under this guarantee shall arise forthwith after demand for payment has been made in writing on the undersigned and such demand shall be deemed to have been duly made when delivered to or served at the address of the undersigned last known to the Lender, on the third business day following posting if sent by regular mail, postage prepaid, to such address, or on the business day next following if sent by facsimile transmission.

5. This guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Lender may now or hereafter hold in respect of the Indebtedness and the Lender shall be under no obligation to marshal in favour of the Guarantor any other guarantees or other security or any moneys or other assets which the Lender may be entitled to receive or may have a claim upon and no loss of or in respect of or unenforceability of any other guarantees or other security which the Lender may now or hereafter hold in respect of the Indebtedness, whether occasioned by the fault of the Lender or otherwise, shall in any way limit or lessen the Guarantor's liability.

6. Without prejudice to or in any way limiting or lessening the Guarantor's liability and without obtaining the consent of or giving notice to the Guarantor, the Lender may grant time, renewals, extensions, indulgences, releases and discharges to and accept compositions from or otherwise deal with the Debtor and others, including the Guarantor and any other guarantor, as the Lender may see fit.

7. This guarantee shall not be discharged or otherwise affected by the death or loss of capacity of the Debtor, by any change in the name of the Debtor, or in the membership of the Debtor, if a partnership, or in the objects, capital structure or constitution of the Debtor, if a corporation, or by the sale of the Debtor's business or any part thereof or by the Debtor amalgamating with a corporation, but shall, notwithstanding any such event, continue to apply to all Indebtedness whether theretofore or thereafter incurred and in the case of a change in the membership of a Debtor which is a partnership or in the case of liabilities of the resulting partnership or corporation, the term "Debtor" shall include each such resulting partnership and corporation.

8. The Guarantor represents and warrants to the Lender that he is fully aware of the financial condition of the Debtor. The Guarantor acknowledges that the Lender has made no representations or warranties regarding the financial condition of the Debtor, that the Lender expressly disclaims any obligation to advise the Guarantor of any changes in the financial condition of the Debtor and hereby releases the Lender from any liability arising therefrom.

9. This guarantee embodies all the agreements between the parties hereto relative to the guarantee, assignment and postponement and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein and it is specifically agreed that the Lender shall not be bound by any representations or promises made by the Debtor to the Guarantor. Possession of this instrument by the Lender shall be conclusive evidence against the Guarantor that the instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition precedent or subsequent has been fulfilled.

10. This guarantee shall not be discharged or affected by the death of the undersigned, and shall enure to the benefit of and be binding upon the Lender, its successors and assigns, and the Guarantor, its heirs, executors, administrators, successors and assigns.

11. This guarantee shall be governed in all respects by the laws of the Province of British Columbia and the laws of Canada applicable therein.

SIGNED by the Guarantor under seal at Vancouver, British Columbia, this 4 day of October, 2013.

SIGNED, SEALED AND DELIVERED by **JOEL ELDON LEE PRIMUS** in the presence of:

Colm Haddock
Witness

602-602 W. Hastings St
Address

Vancouver, BC V6B 2P2

Accountant
Occupation

JOEL ELDON LEE PRIMUS